                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.


                                  FORM 8-K/A-1


                                 CURRENT REPORT


                     Pursuant to Section 10 or 15(d) of the
                         Securities Exchange Act of 1934



                                October 23, 1995
               --------------------------------------------------
                Date of Report (date of earliest event reported)


                            MARGATE INDUSTRIES, INC.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     DELAWARE                      0-13817                       84-8963939
----------------                ------------                -------------------
(State or Other                  (Commission                (IRS Employer Iden-
Jurisdiction of                  File Number)                tification Number)
Incorporation)


                               129 N. MAIN STREET
                              YALE, MICHIGAN  48097
                     ---------------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                 (313) 387-4300
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


The purpose of this Amendment is to file required Exhibit 16.1 from the Registrant's former auditors.




This report, with exhibits, consists of 5 sequentially numbered pages. Exhibit Index appears at sequential page number 3.

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)(1)    Dismissal of Former Accountant

      (i) By phone conversation on October 2, 1995 Margate Industries, Inc. (the "Company") advised Arthur Andersen LLP, its independent auditors, that they were dismissed as the Company's independent auditors for the 1995 fiscal year.

     (ii) The report of Arthur Andersen LLP dated March 22, 1995 on the Company's consolidated financial statements as of December 31, 1994 and 1993 and for the three years in the period ended December 31, 1994 included an explanatory paragraph calling attention to an uncertainty at the Company's 45%-owned equity investee, New Haven Foundry. The report also included an explanatory paragraph calling attention to a change in accounting.

    (iii) The change of accountants was approved by the Company's Board of Directors.

     (iv) In connection with Arthur Andersen's audit of the 1994 consolidated financial statements of the Company, the Board of Directors of Margate Industries disagreed with Arthur Andersen regarding the necessity of including the explanatory paragraph calling attention to the uncertainty referred to in Item 4.(a)(i)(ii) above in their Auditors' Report. The disagreement was ultimately resolved to Arthur Andersen's satisfaction.

      (v)  There have been no Reportable Events under (a)(i)(v) of this Item.

(a)(2)    Retention of New Accountant

           On October 2, 1995 the Company engaged Perrin Fordree & Company, P.C. as the independent auditors to audit the Company's financial statements for the 1995 fiscal year.

(a)(3)    Copy Provided to Former Accountants

           On October 4, 1995, the Company provided Arthur Andersen LLP with a copy of the disclosures made in response to this Item in this Form 8-
           K. Arthur Andersen LLP's letter addressed to the Commission, stating that it agrees with the statements made by the Company herein, will be filed as Exhibit 16.1 to this Report.

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ITEM 7.   EXHIBITS.  The following exhibits are filed herewith:

         16.1 Letter of Arthur Andersen LLP dated October 1, 1995 concerning certain representations and statements made herein.

                                       -3-

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARGATE INDUSTRIES, INC.



Dated:  October 23, 1995                By: /s/ William H. Hopton
                                           ------------------------------------
                                            William H. Hopton, President


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